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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 5, 2001 relating to the financial statements and financial statement schedules of Wyndham International, which appears in Wyndham International's Annual Report on Form 10-K for the year ended December 31, 2000.

/s/ PricewaterhouseCoopers LLP

Dallas, Texas
September 6, 2001